The Royce Fund

Supplement to the Investment, Service, and Institutional Class Shares Prospectus Dated May 1, 2016

Royce Smaller-Companies Growth Fund

Effective today, the disclosure that appears under the heading “Investment Adviser and Portfolio Management” is deleted in its entirety and replaced with the information below.

Royce serves as investment adviser to the Fund. James A. (Chip) Skinner III is the Fund’s portfolio manager. Mr. Skinner has been portfolio manager since 2007 and was previously the Fund’s co-manager (2003-2007).

Effective today, all other disclosure relating to the portfolio management of Royce Smaller-Companies Growth Fund is hereby updated so that it is consistent with the information immediately above.

September 21, 2016

RVPISI-SUP-0916